Exhibit 10.2(A)



                                                           [EXECUTION COPY]



                  CATERPILLAR FINANCIAL ASSET TRUST 1996-A

              Class A-1 5.418% Money Market Asset Backed Notes

                                    and

                     Class A-2 5.90% Asset Backed Notes


                     Class A-3 6.30% Asset Backed Notes



                          ADMINISTRATION AGREEMENT

                          Dated as of May 1, 1996



                 CATERPILLAR FINANCIAL SERVICES CORPORATION

                               Administrator

                             TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

     1.  Duties of Administrator  . . . . . . . . . . . . . . . . . . .   2
     2.  Records  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     3.  Compensation . . . . . . . . . . . . . . . . . . . . . . . . .   7
     4.  Additional Information To Be Furnished to Issuer . . . . . . .   7
     5.  Independence of Administrator  . . . . . . . . . . . . . . . .   8
     6.  No Joint Venture . . . . . . . . . . . . . . . . . . . . . . .   8
     7.  Other Activities of Administrator  . . . . . . . . . . . . . .   8
     8.  Term of Agreement; Resignation and Removal of Administrator  .   8
     9.  Action upon Termination, Resignation or Removal  . . . . . . .   9
     10.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     11.  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . .  10
     12.  Successors and Assigns  . . . . . . . . . . . . . . . . . . .  11
     13.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . .  11
     14.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     15.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .  11
     16.  Severability  . . . . . . . . . . . . . . . . . . . . . . . .  11
     17.  Not Applicable to Caterpillar Financial Services Corporation
          in Other Capacities . . . . . . . . . . . . . . . . . . . . .  11
     18.  Limitation of Liability of Owner Trustee and Trustee  . . . .  11
     19.  Third-Party Beneficiary . . . . . . . . . . . . . . . . . . .  12
     20.  Successor Servicer and Administrator  . . . . . . . . . . . .  12
     21.  Nonpetition Covenants . . . . . . . . . . . . . . . . . . . .  12


     EXHIBIT A -  Form of Power of Attorney

     ADMINISTRATION AGREEMENT dated as of May 1, 1996, among CATERPILLAR FINANCIAL ASSET TRUST 1996-A, a Delaware business trust (the "Issuer"), CATERPILLAR FINANCIAL SERVICES CORPORATION, a Delaware corporation, as administrator (the "Administrator"), CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation (the "Seller"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").


                           W I T N E S S E T H :

     WHEREAS the Issuer is issuing the Class A-1 5.418% Money Market Asset Backed Notes (the "A-1 Notes"), the Class A-2 5.90% Asset Backed Notes ("Class A-2 Notes") and the Class A-3 6.30% Asset Backed Notes (the "A-3 Notes"; together with the A-1 Notes and A-2 Notes, the "Notes") pursuant to the Indenture dated as of May 1, 1996 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Indenture"), between the Issuer and the Indenture Trustee.

     WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) a Sale and Servicing Agreement dated as of May 1, 1996 (the "Sale and Servicing Agreement") (capitalized terms used herein and not defined herein shall have the meanings assigned such terms in the Sales and Servicing Agreement, or if not defined therein, in the Indenture) among the Issuer, Caterpillar Financial Services Corporation ("CFSC"), as servicer, and the Seller, (ii) a Depository Agreement dated May 22, 1996 (the "Depository Agreement") among the Issuer, the Indenture Trustee and The Depository Trust Company, (iii) the Indenture, and (iv) the Custodial Agreement dated as of May 1, 1996 (the "Custodial Agreement") among CFSC, the Seller, the Issuer, the Indenture Trustee and The First National Bank of Chicago, as custodian (the "Custodian") (the Sale and Servicing Agreement, the Depository Agreement, the Custodial Agreement and the Indenture being hereinafter referred to collectively as the "Related Agreements");

     WHEREAS pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuer (the holders of such interests being referred to herein as the "Owners");

     WHEREAS the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request;

     WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.  Duties of Administrator.  (a)  Duties with Respect to the Related
         -----------------------        ----------------------------------
Agreements. (i) The Administrator agrees to perform all its duties as
- ----------
Administrator and the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Related Agreements. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

          (A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

          (B) the notification of Noteholders of the final principal payment on their Notes (Section 2.07(b));

          (C) the fixing or causing to be fixed of any specified record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

          (D) the preparation of or obtaining of the documents and instruments required for authentication of the Notes, if any, and delivery of the same to the Indenture Trustee (Section 2.02);

          (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

          (F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

          (G) the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03);

          (H) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate;

          (I) the preparation of all supplements, amendments, financing statements, continuation statements, if any, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Trust Estate (Section 3.05);

          (J) the obtaining of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with
     Section 3.06 of the Indenture, as to the Trust Estate, and the annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

          (K) the identification to the Indenture Trustee in an Officers' Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (L) the notification of the Indenture Trustee and the Rating Agencies of a Servicer Default pursuant to the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

          (M) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligation under the Indenture (Section 3.11(b));

          (N) the delivery of notice to the Indenture Trustee of each Event of Default and each default by the Servicer or Seller under the Sale and Servicing Agreement (Section 3.19);

          (O) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

          (P) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

          (Q) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

          (R) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections
     6.08 and 6.10);

          (S) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

          (T) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

          (U) the opening of one or more accounts in the Trust's name, the preparation of Issuer Orders, Officers' Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

          (V)  the preparation of an Issuer Request and Officers'
     Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate as defined in the Indenture (Sections 8.04 and 8.05);

          (W) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

          (X) the execution of new Notes conforming to any supplemental indenture (Section 9.06);

          (Y) the notification of Noteholders of redemption of the Notes (Section 10.02);

          (Z) the preparation of all Officers' Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

         (AA) the preparation and delivery of Officers' Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

         (BB) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

         (CC) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

         (DD)  the recording of the Indenture, if applicable (Section
     11.15); and

         (EE)  causing the Servicer to comply with Sections 4.09, 4.10,
     4.11 and 5.06 of the Sale and Servicing Agreement.

      (ii)  The Administrator will:

          (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (C) indemnify the Indenture Trustee and its agents for, and to hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

          (D) indemnify the Owner Trustee and its agents for, and to hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

     (b)  Additional Duties.  (i)  In addition to the duties of the
          -----------------
Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of
   ---------
the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

    (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an "Owner" as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

   (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 2.11, 2.13, 2.14, 5.05(a), (b), (c) and (d) and Section 5.07 of the Trust
Agreement with respect to, among other things, accounting and reports to Certificateholders and the maintenance of Capital Accounts; provided,
                                                            --------
however, that the Owner Trustee shall retain responsibility for the
- -------
distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

    (iv) The Administrator may satisfy its obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Administrator, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee which shall perform the obligations of the Administrator thereunder. In connection with paragraph (ii) above, the Accountants will provide prior to June 25, 1996, a letter in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

     (v) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

    (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided,
                                                                --------
however, that the terms of any such transactions or dealings shall be in
- -------
accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

   (vii) It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, execute on behalf of the Issuer or the Owner Trustee all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions.

     (c)  Non-Ministerial Matters.  (i)  With respect to matters that in
          -----------------------
the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

          (A)  the amendment of or any supplement to the Indenture;

          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

          (C)  the amendment, change or modification of the Related
     Agreements;

          (D) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

          (E)  the removal of the Indenture Trustee.

       (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders or Certificateholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

     2.  Records.  The Administrator shall maintain appropriate books of
         -------
account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee, the Indenture Trustee and the Seller at any time during normal business hours.

     3.  Compensation.  As compensation for the performance of the
         ------------
Administrator's obligations under this Agreement, the Administrator shall be entitled to $500 per month which shall be payable in accordance with
Section 5.04 of the Sale and Servicing Agreement. The Seller shall reimburse the Administrator for any of its liabilities and expenses related to its performance hereunder or under any Related Document (including without limitation those expenses set forth in Section 1(a)(ii) of this Agreement).

     4.  Additional Information To Be Furnished to Issuer.  The
         ------------------------------------------------
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     5.  Independence of Administrator.  For all purposes of this
         -----------------------------
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     6.  No Joint Venture.  Nothing contained in this Agreement shall (i)
         ----------------
constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     7.  Other Activities of Administrator.  Nothing herein shall prevent
         ---------------------------------
the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

     8.  Term of Agreement; Resignation and Removal of
         ---------------------------------------------
Administrator.  (a)  This Agreement shall continue in force until the
- -------------
dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

     (b)  Subject to Section 8(e) and (f), the Administrator may resign its
                     --------------------
duties hereunder by providing the Issuer with at least 60 days prior written notice.

     (c)  Subject to Section 8(e) and (f), the Issuer may remove the
                     --------------------
Administrator without cause by providing the Administrator with at least 60 days prior written notice.

     (d)  Subject to Section 8(e) and (f), at the sole option of the
                     --------------------
Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

         (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

        (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clause
(ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

     (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     9.  Action upon Termination, Resignation or Removal.  Promptly upon
         -----------------------------------------------
the effective date of termination of this Agreement pursuant to Section
                                                                -------
8(a) or the resignation or removal of the Administrator pursuant to Section
- ----                                                                -------
8(b) or (c), respectively, the Administrator shall be entitled to be paid
- ----    ---
all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all
                             ------------
property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the
                          ------------    ---
Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     10.  Notices.  Any notice, report or other communication given
          -------
hereunder shall be in writing and addressed as follows:

     (a)  if to the Issuer or the Owner Trustee, to

          Caterpillar Financial Asset Trust 1996-A
          Chemical Bank Delaware, as Owner Trustee
          1201 Market Street
          9th Floor
          Wilmington, Delaware 19801
          Attention:  Corporate Trustee Administration Department

     (b)  if to the Administrator, to

          Caterpillar Financial Services Corporation
          3322 West End Avenue
          Nashville, TN  37203-1071

     (c)  if to the Indenture Trustee, to

          The First National Bank of Chicago
          One North State Street
          Chicago, Illinois  60602

     (d)  if to the Seller, to

          Caterpillar Financial Funding Corporation
          2950 East Flamingo Road
          Suite E-4
          Las Vegas, Nevada  89121

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above, except that notices to the Indenture Trustee are effective only upon receipt.

     11.  Amendments.  This Agreement may be amended from time to time by a
          ----------
written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, in the Opinion
                    --------
of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the holders of Notes evidencing a majority in the Outstanding Amount of the Notes and the holders of Certificates evidencing a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided,
                                                            --------
however, that no such amendment may (i) increase or reduce in any manner
- -------
the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

     12.  Successors and Assigns.  This Agreement may not be assigned by
          ----------------------
the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     14.  Headings.  The section headings hereof have been inserted for
          --------
convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     15.  Counterparts.  This Agreement may be executed in counterparts,
          ------------
each of which when so executed shall together constitute but one and the same agreement.

     16.  Severability.  Any provision of this Agreement that is prohibited
          ------------
or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17.  Not Applicable to Caterpillar Financial Services Corporation in
          ---------------------------------------------------------------
Other Capacities.  Nothing in this Agreement shall affect any obligation
- ----------------
Caterpillar Financial Services Corporation may have in any other capacity.

     18.  Limitation of Liability of Owner Trustee and
          --------------------------------------------
Trustee.  (a)  Notwithstanding anything contained herein to the contrary,
- -------
this instrument has been signed by Chemical Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chemical Bank Delaware in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by The First National Bank of Chicago not in its individual capacity but solely as Indenture Trustee and in no event shall The First National Bank of Chicago have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     19.  Third-Party Beneficiary.  The Owner Trustee is a third-party
          -----------------------
beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

     20.  Successor Servicer and Administrator.  The Administrator shall
          ------------------------------------
undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to
Section 8.02 of the Sale and Servicing Agreement, to enforce the provisions of Section 8.02 with respect to the appointment of a successor Servicer. Such successor Servicer shall, upon compliance with the last sentence of the first paragraph of Section 8.02 of the Sale and Servicing Agreement, become the successor Administrator hereunder; provided, however, that if
                                              --------  -------
the Indenture Trustee shall become such successor Administrator, the Indenture Trustee shall not be required to perform any obligations or duties or conduct any activities as successor Administrator that would be prohibited by law and not within the banking and trust powers of the Indenture Trustee. In such event, the Indenture Trustee shall appoint a sub-administrator to perform such obligations and duties.

     21.  Nonpetition Covenants.     (a) Notwithstanding any prior
          ---------------------
termination of this Agreement, the Seller, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          (b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              CATERPILLAR FINANCIAL ASSET
                                TRUST 1996-A


                              By: CHEMICAL BANK DELAWARE,
                                  not in its individual capacity
                                  but solely as Owner Trustee,



                              By:   /s/ John J. Cashin
                                   ----------------------------------------
                                  Name:     John J. Cashin
                                  Title:    Senior Trust Officer


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO, not in its individual
                                  capacity but solely as Indenture
                                  Trustee,


                              By:   /s/ Barbara G. Grosse
                                   ----------------------------------------
                                  Name:   Barbara G. Grosse
                                  Title:  Assistant Vice President
                                           and Assistant Secretary



                              CATERPILLAR FINANCIAL SERVICES
                                CORPORATION, as Administrator,


                              By:   /s/ Ali Bahaj
                                   ----------------------------------------
                                  Name:   Ali Bahaj
                                  Title:  Vice President



                              CATERPILLAR FINANCIAL FUNDING
                                CORPORATION, as Seller


                              By:   /s/ Frank C. Carder
                                   ----------------------------------------
                                  Name:    Frank C. Carder
                                  Title:   Treasurer

                                                                  EXHIBIT A
                                                [Form of Power of Attorney]


                             POWER OF ATTORNEY


STATE OF NEW YORK    )
                     )
COUNTY OF NEW YORK   )


      KNOW ALL MEN BY THESE PRESENTS, that ______________________, a ____________________________, not in its individual capacity but solely as owner trustee ("Owner Trustee") for the Caterpillar Financial Asset Trust 1996-A ("Trust"), does hereby make, constitute and appoint ____________________________, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Related Documents (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of May 1, 1996, among the Trust, Caterpillar Financial Services Corporation, as Administrator and Servicer, and The First National Bank of Chicago, as Indenture Trustee, as such may be amended from time to time.

      All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

      EXECUTED this 22nd day of May, 1996.

                                        CHEMICAL BANK DELAWARE, not in its
                                        individual capacity but solely as
                                        Owner Trustee


                                        By:
                                           -------------------------------
                                            Name:
                                            Title: